UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2026
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware			1-4797	36-1258310
(State or other jurisdiction of incorporation)			(Commission File No.)	(I.R.S. Employer Identification No.)

155 Harlem Avenue	Glenview	IL		60025
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITW	New York Stock Exchange
0.625% Euro Notes due 2027	ITW27	New York Stock Exchange
3.250% Euro Notes due 2028	ITW28	New York Stock Exchange
2.125% Euro Notes due 2030	ITW30	New York Stock Exchange
1.00% Euro Notes due 2031	ITW31	New York Stock Exchange
3.375% Euro Notes due 2032	ITW32	New York Stock Exchange
3.00% Euro Notes due 2034	ITW34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 8, 2026, Illinois Tool Works Inc. (the "Company") held its 2026 Annual Meeting of Stockholders. The final votes cast with respect to each proposal properly presented at the meeting are as follows:

Proposal 1. Election of Directors. Stockholders elected each of the 13 nominees to serve as director of the Company for a one-year term expiring at the Company's 2027 Annual Meeting of Stockholders as follows:

Election of Directors	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Daniel J. Brutto	228,549,879	6,060,762	267,851	23,668,051
Susan Crown	226,251,184	8,405,614	221,694	23,668,051
Darrell L. Ford	231,872,713	2,440,002	565,777	23,668,051
Kelly J. Grier	233,115,488	1,504,841	258,163	23,668,051
James W. Griffith	226,042,434	8,379,661	456,397	23,668,051
Jay L. Henderson	231,085,476	3,544,811	248,205	23,668,051
Jaime Irick	233,652,826	928,270	297,396	23,668,051
Richard H. Lenny	228,696,215	5,781,286	400,991	23,668,051
Christopher A. O’Herlihy	232,971,933	1,673,089	233,470	23,668,051
E. Scott Santi	227,432,569	7,229,560	216,363	23,668,051
Jennifer F. Scanlon	234,039,003	577,655	261,834	23,668,051
David B. Smith, Jr.	227,267,447	7,361,531	249,514	23,668,051
Pamela B. Strobel	222,276,560	12,316,199	285,733	23,668,051

Proposal 2. Advisory Vote to Approve Executive Compensation. Stockholders approved, on an advisory basis, the compensation of the Company's named executive officers as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
223,001,149	10,219,974	1,657,369	23,668,051

Proposal 3. Ratification of the Appointment of Independent Registered Public Accounting Firm. Stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2026 as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
245,595,971	11,944,300	1,006,272	N/A

Proposal 4. Non-Binding Stockholder Proposal for Directors Who Fail to Obtain a Majority Vote. Stockholders did not approve the non-binding stockholder proposal for directors who fail to obtain a majority vote as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,694,895	206,272,860	1,910,737	23,668,051

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: May 12, 2026	By: /s/ Randall J. Scheuneman
Name: Randall J. Scheuneman
Title: Vice President & Chief Accounting Officer